Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	BGPT Trebia LP

Address of Joint Filer:	220 Fifth Avenue, 17th Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	System1, Inc. [SST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	April 19, 2022

Designated Filer:	BGPT Trebia LP

Signature:

BGPT TREBIA LP
By its general partner, Bridgeport Partners GP LLC

/s/ Frank R. Martire, Jr.
Name: Frank R. Martire, Jr.
Title: Member

/s/ Frank Martire, III
Name: Frank Martire, III
Title: Member

Dated: April 20, 2022

Joint Filer Information
(continued)

Name of Joint Filer:	Bridgeport Partners GP LLC

Address of Joint Filer:	220 Fifth Avenue, 17th Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	System1, Inc. [SST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	April 19, 2022

Designated Filer:	BGPT Trebia LP

Signature:

BRIDGEPORT PARTNERS GP LLC

/s/ Frank R. Martire, Jr.
Name: Frank R. Martire, Jr.
Title: Member

/s/ Frank Martire, III
Name: Frank Martire, III
Title: Member

Dated: April 20, 2022

Joint Filer Information
(continued)

Name of Joint Filer:	Frank R. Martire, Jr.

Address of Joint Filer:	220 Fifth Avenue, 17th Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	System1, Inc. [SST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	April 19, 2022

Designated Filer:	BGPT Trebia LP

Signature:

/s/ Frank R. Martire, Jr.
Frank R. Martire, Jr.

Dated: April 20, 2022

Joint Filer Information
(continued)

Name of Joint Filer:	Frank Martire, III

Address of Joint Filer:	220 Fifth Avenue, 17th Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	System1, Inc. [SST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	April 19, 2022

Designated Filer:	BGPT Trebia LP

Signature:

/s/ Frank Martire, III
Frank Martire, III

Dated: April 20, 2022